UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2011
_________________________________________________________________________________

SulphCo, Inc.
_________________________________________________________________________________
(Exact name of registrant as specified in charter)

Nevada	001-32636	88-0224817
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 W. Sam Houston Pkwy N., Suite 190
Houston, Texas  77043
(Address of principal executive offices)  (Zip Code)

(713) 896-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1– Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On June 17, 2011, SulphCo, Inc. (the “Company” or “SulphCo”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Chardan Capital Markets, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to use its reasonable best efforts to assist the Company on the restructuring of certain warrants to acquire 11,895,098 shares (the “Warrants”) of the Company’s common stock held by certain institutional investors (the “Investors”).

On June 20, 2011, the Company executed Amendment No. 1 to Warrants (the “Amendment”) with the Investors wherein the Company agreed to amend and re-issue the Warrants to the Investors to (i) reduce the exercise price to $0.02 per share and (ii) where applicable to make the Warrants immediately exercisable.  In return, the Investors agreed to immediately exercise the Warrants to acquire 5,947,549 or fifty-percent (50%) of the underlying shares.

The net proceeds to the Company from immediate exercise of the Warrants, after deducting Placement Agent fees and the Company’s offering expenses, are expected to be approximately $102,000.  The Placement Agent will receive a cash fee of $7,137.06 (6.0% of the gross offering proceeds).  The offering is expected to close on or before June 23, 2011.

The shares are being offered pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on June 20, 2011, in conjunction with a shelf take down from the Company’s registration statement on Form S-3 (File No. 333-169062) which was declared effective by the Commission on October 20, 2010.

This summary is not complete, and is qualified in its entirety by reference to the full text of the Placement Agency Agreement, the Warrants and the Amendment which are attached hereto as Exhibits 1.1, 4.1 and 10.1, respectively.  Readers should review the Placement Agency Agreement, the Warrants and Amendment for a more complete understanding of the terms and conditions associated with this transaction.

The provisions of the Placement Agency Agreement, the Warrants and the Amendment are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements.  Rather, investors and the public should look to other disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 8 – Other Events

Item 8.01.  Other Events.

On June 20, 2011, the Company issued a press release announcing the execution of the Amendment.  A copy of the press release is attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in to any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Company has filed, in accordance with the Securities Act of 1933, as amended (the “Securities Act”), with the Commission a registration statement on Form S-3 (File No. 333-169062), including a base prospectus dated October 26, 2010, registering up to $122,180,000 of equity securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act, which incorporates by reference documents which the Company has filed or will file in accordance with the Exchange Act.  On June 20, 2011, the Company filed prospectus supplement No. 2 dated June 20, 2011 relating to the sale of its shares of common stock under the Warrants, as described under Item 1.01 above.  Exhibits 1.1, 4.1, and 10.1 are attached to this current report in connection with that offering.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
1.1 4.1	Placement Agency Agreement Dated June 17, 2011 Form of Warrant (incorporated by reference from Form 8-K filed February 7, 2011)
10.1	Form of Amendment No. 1 to Warrants
99.1	Press release dated June 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SulphCo, Inc.

Dated as of: June 21, 2011	By:	/s/ Stanley W. Farmer
Name: Stanley W. Farmer Title: President, Chief Financial Officer, Treasurer and Corporate Secretary